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                      SUPPLEMENT DATED FEBRUARY 1, 2002
                             TO THE PROSPECTUS OF

                        CANADA LIFE'S PRESTIGE SERIES
                        VARIABLE UNIVERSAL LIFE POLICY
                              Dated May 1, 2001

                                Issued Through
                CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                      by
                   CANADA LIFE INSURANCE COMPANY OF AMERICA

        As of the date of this Supplement, February 1, 2002, the Goldman Sachs VIT Global Income Fund ("Global Income Fund"), an investment option under Canada Life's Prestige Series Variable Universal Life Policy (the "Policy"), will be closed to new monies.

        On or about February 1, 2002, the Subaccount investing in the Global Income Fund will no longer accept new premiums or transfers from other subaccounts or the fixed account, including dollar cost averaging transfers and automatic portfolio rebalancing. Monies already allocated to the Global Income Subaccount will remain in that Subaccount until Canada Life receives contrary instructions from you.

        In addition, the Global Income Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Global Income Fund on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your account differently, please call the Administrative Office.

        Canada Life has learned that the board of trustees of the Goldman Sachs Variable Insurance Trust has voted to liquidate the Global Income Fund at a date in the near future. The board of trustees has concluded that the Global Income Fund has not attracted sufficient assets to obtain the economies of scale necessary to be viable in today's competitive marketplace.

        On the date of the liquidation, anticipated to be on or about April 29, 2002, Canada Life will allocate the monies it will receive upon the liquidation of the Global Income Fund to the Subaccount that invests in the Fidelity VIP Money Market Portfolio ("Money Market Portfolio"). To the extent required by law, approvals of this automatic investment are being obtained from state and federal regulators in the applicable jurisdictions.

        The investment objective and policies of the Money Market Portfolio are summarized below. Policy owners and prospective purchasers should carefully read the Money Market Portfolio's prospectus that accompanied the prospectus for the Policy. For additional copies of the Money Market Portfolio's prospectus, please contact the Administrative Office at 1-800-905-1959.

        The Money Market Portfolio seeks to obtain a high level of current income as is consistent with the preservation of capital and liquidity.


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        The following fees were associated with the Global Income Fund and the
Money Market Fund for the year 2001:

----------------------------------------------------------------------------------------------
     Portfolio Name     Management     12(b)-1    Other Expenses       Total Annual Portfolio
                           Fees          Fees     (after expense             Expenses
                                                  reimbursement,        (after expense
                                                      if any)          reimbursement, if any)
----------------------------------------------------------------------------------------------
Fidelity VIP Money        0.27%           NA           0.08%                  0.35%
Market Portfolio
----------------------------------------------------------------------------------------------
Goldman Sachs VIT         0.90%           NA           0.25%                  1.15%
Global Income Fund
(liquidating fund)
----------------------------------------------------------------------------------------------

        From the date of this Supplement to the date of the liquidation, each Policy owner is permitted to make one transfer of all amounts under the Policy invested in the Global Income Fund to one, or several, of the other portfolios available in your Policy. This transfer will not count as a "free" transfer as defined in your Policy. Also, Canada Life will not exercise any rights reserved under your Policy to impose additional restrictions on transfers until at least 60 days after the liquidation occurs. Attached to this Supplement is a Transfer Request Form. You will be sent a confirmation statement of any voluntary transfer.

        If you have not transferred out of the Global Income Fund by the date of its liquidation, any monies Canada Life receives upon the liquidation of the Global Income Fund will be automatically invested, by Canada Life, in the Subaccount that invests in the Money Market Portfolio.

        After the liquidation, if you had not voluntarily transferred out of the Global Income Fund, you will be sent a written confirmation statement and notice informing you of any reinvestment that had been carried out. You will have 60 days from the date of the liquidation to transfer all monies that were automatically invested in the Money Market Portfolio, into one, or several, of the other portfolios without that transfer counting as a "free" transfer as defined in your Policy. Also, during those 60 days, Canada Life will not exercise any rights reserved under your Policy to impose additional transfer restrictions.


Please use this supplement with the May 1, 2001 Prospectus. Additional copies of the Variable Universal Life Policy's prospectus are available from Canada Life. Read this supplement and your prospectus carefully and keep both documents together for future reference.